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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 20, 1999



                             SOURCINGLINK.NET, INC.
             (Exact name of Registrant as specified in its charter)




          Delaware                  33-18600-D                84-1057621
------------------------------   ----------------     --------------------------
 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No)




     650 Castro Street, Suite 210, Mountain View,         California 94041
   -----------------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (650) 966-1214
                                                           --------------

                               QCS.NET CORPORATION
          (Former name or former address, if changed since last report)

                                   Page 1 of 5

                             Exhibit Index on Page 3


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ITEM 5.  OTHER EVENTS

         On July 20, 1999, the registrant announced that it had received stockholder approval to change its corporate name from QCS.net Corporation to SourcingLink.net, Inc. A copy of this press release is attached hereto as
Exhibit 99.1.

         On July 29, 1999, the registrant announced that it had changed its trading symbol on the OTC Bulletin Board from QCSC to SNET, effective July 30, 1999. A copy of this press release is attached hereto as Exhibit 99.2.



ITEM 7.  EXHIBITS

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release dated July 20, 1999

99.2                       Press Release dated July 29, 1999




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SOURCINGLINK.NET, INC.



Date:  July 29, 1999                 By:  /s/      SEAN M. MALOY
                                          -------------------------------------
                                                   Sean M. Maloy, President


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                                  EXHIBIT INDEX


                                                                  SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                       PAGE NO.
-----------       -----------                                       --------

99.1              Press Release dated July 20, 1999                    4

99.2              Press Release dated July 29, 1999                    5